                                                                      EXHIBIT 24

                        GROUP MAINTENANCE AMERICA CORP.

                               POWER OF ATTORNEY


     The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-8 for the registration of 1,000,000 shares of the Company's common stock, par value $.001 per share, which may be offered by the Company pursuant to the GroupMAC Savings Plan, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 30th day of April, 1999.



                                         /s/ David L. Henninger
                                         -------------------------
                                         David L. Henninger

                        GROUP MAINTENANCE AMERICA CORP.

                               POWER OF ATTORNEY


     The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-8 for the registration of 1,000,000 shares of the Company's common stock, par value $.001 per share, which may be offered by the Company pursuant to the GroupMAC Savings Plan, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 30th day of April, 1999.



                                         /s/ Chester J. Jachimiec
                                         -------------------------
                                         Chester J. Jachimiec

                        GROUP MAINTENANCE AMERICA CORP.

                               POWER OF ATTORNEY


     The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-8 for the registration of 1,000,000 shares of the Company's common stock, par value $.001 per share, which may be offered by the Company pursuant to the GroupMAC Savings Plan, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 30th day of April, 1999.



                                         /s/ Timothy Johnston
                                         ------------------------
                                         Timothy Johnston

                        GROUP MAINTENANCE AMERICA CORP.

                               POWER OF ATTORNEY


     The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-8 for the registration of 1,000,000 shares of the Company's common stock, par value $.001 per share, which may be offered by the Company pursuant to the GroupMAC Savings Plan, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 30th day of April, 1999.



                                                 /s/ Andrew J. Kelly
                                                 ------------------------
                                                 Andrew J. Kelly

                        GROUP MAINTENANCE AMERICA CORP.

                               POWER OF ATTORNEY


     The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-8 for the registration of 1,000,000 shares of the Company's common stock, par value $.001 per share, which may be offered by the Company pursuant to the GroupMAC Savings Plan, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 30th day of April, 1999.



                                         /s/ Donald L. Luke
                                         ----------------------
                                         Donald L. Luke

                        GROUP MAINTENANCE AMERICA CORP.

                               POWER OF ATTORNEY


     The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-8 for the registration of 1,000,000 shares of the Company's common stock, par value $.001 per share, which may be offered by the Company pursuant to the GroupMAC Savings Plan, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 30th day of April, 1999.



                                         /s/ Thomas B. McDade
                                         ----------------------
                                         Thomas B. McDade

                        GROUP MAINTENANCE AMERICA CORP.

                               POWER OF ATTORNEY


     The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-8 for the registration of 1,000,000 shares of the Company's common stock, par value $.001 per share, which may be offered by the Company pursuant to the GroupMAC Savings Plan, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 30th day of April, 1999.



                                         /s/   Lucian L. Morrison
                                         ---------------------------
                                         Lucian L. Morrison

                        GROUP MAINTENANCE AMERICA CORP.

                               POWER OF ATTORNEY


     The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-8 for the registration of 1,000,000 shares of the Company's common stock, par value $.001 per share, which may be offered by the Company pursuant to the GroupMAC Savings Plan, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 30th day of April, 1999.



                                         /s/ James P. Norris
                                         ------------------------
                                         James P. Norris

                        GROUP MAINTENANCE AMERICA CORP.

                               POWER OF ATTORNEY


     The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-8 for the registration of 1,000,000 shares of the Company's common stock, par value $.001 per share, which may be offered by the Company pursuant to the GroupMAC Savings Plan, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 30th day of April, 1999.



                                         /s/ Fredric J. Sigmund
                                         -------------------------
                                         Fredric J. Sigmund

                        GROUP MAINTENANCE AMERICA CORP.

                               POWER OF ATTORNEY


     The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-8 for the registration of 1,000,000 shares of the Company's common stock, par value $.001 per share, which may be offered by the Company pursuant to the GroupMAC Savings Plan, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 30th day of April, 1999.



                                         /s/ John M. Sullivan
                                         ----------------------
                                         John M. Sullivan

                        GROUP MAINTENANCE AMERICA CORP.

                               POWER OF ATTORNEY


     The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-8 for the registration of 1,000,000 shares of the Company's common stock, par value $.001 per share, which may be offered by the Company pursuant to the GroupMAC Savings Plan, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 30th day of April, 1999.



                                         /s/ James D. Weaver
                                         ---------------------
                                         James D. Weaver

                        GROUP MAINTENANCE AMERICA CORP.

                               POWER OF ATTORNEY


     The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-8 for the registration of 1,000,000 shares of the Company's common stock, par value $.001 per share, which may be offered by the Company pursuant to the GroupMAC Savings Plan, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 30th day of April, 1999.



                                         /s/ William M. Witz
                                         -----------------------
                                         William M. Witz